HOUSTON AMERICAN ENERGY CORP.
Private Placement of Restricted Common Stock

April 2006

HOUSTON AMERICAN ENERGY
Disclaimer
This presentation material contains forward-looking statements within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended.  The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements.  Although the company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve a number of risks and uncertainties.   Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, general economic conditions and the risk factors detailed in the private placement memorandum relating to this offering and from time to time in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission.

HOUSTON AMERICAN ENERGY
Confidentiality
By attending this presentation, you acknowledge and agree that all of the information presented is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities and Exchange Commission.  You agree that you will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Company, and will not, directly or indirectly, disclose or permit your agents or affiliates to disclose any of such information.  You also agree to make your representatives aware of the terms of this paragraph and to be responsible for any breach of this agreement by such representatives.  If you decide not to pursue further investigation of the Company or not to participate in the offering, you agree to promptly return any documentation accompanying the presentation to the Company.

HOUSTON AMERICAN ENERGY
Private Offering
The offering of shares has not been registered under the Securities Act of 1933 or any securities laws of any jurisdictions. The shares are offered only to accredited investors, pursuant to Rule 506 of Regulation D under the Securities Act of 1933 for U.S. residents. You may not transfer or resell the shares until a resale registration statement has been declared effective or an exemption from registration is available.
Investing in Houston American Energy Corp. is speculative and subject to a high degree of risk. Investors should consider their investment objectives and the risks of investing in Houston American Energy
Corp. carefully before they invest. The private placement memorandum contains this and other information relevant to an investment in Houston American Energy Corp. Investors should read the private placement memorandum carefully before investing and rely only on the private placement memorandum and publicly filed information.

HOUSTON AMERICAN ENERGY
1.
Gives effect to all options and warrants and assumes conversion of convertible notes.

Symbol/Exchange…………………………………………………	HUSA / OTC Bulletin Board

Offering……………………………………………………………	Private Placement of Restricted Common Stock

Offering Amount…………………………………………………	16,599,999

Current Stock Price, April 13, 2006……………………………	$3.75 per share

Fully Distributed Before Issuance1……………….……………	22,375,839

Use of Proceeds……………………………………………………	(i) To fund capital expenditures related to HUSA's Colombian and Gulf Coast oil and gas properties, (ii) to repay indebtedness, (iii) and for general working capital purposes.

Registration Rights………………………………..………………	Registration statement to be filed within 60 day

Management Lock-up Provision………………………………	365 days or until PIPE shares are registered

Closing……………………………………………………………	On of before April 28, 2006

Placement Agent…………………………………………………	Sanders Morris Harris
Offering Summary

HOUSTON AMERICAN ENERGY
John F. Terwilliger	President, Houston American Energy	30 years of oil and gas experience
Dan H. Montgomery[1]	Director of New Business Development, Houston American Energy; Co-founder and former CEO, Seagull Energy Corporation	40 years of oil and gas experience
O. Lee Tawes, III	Executive Vice President, Northeast Securities; Director, Baywood International	35 years of finance experience
Edwin C. Broun, III	Founder, Broun Energy, LLC	30 years of engineering and oil and gas experience
Stephen P. Hartzell	Founder, Southern Star Exploration, LLC	27 years of petroleum geology experience
1.
Not  a member of the Board of Directors
Management and Board of Directors

HOUSTON AMERICAN ENERGY
Company Overview
•
Growth-oriented independent energy company engaged in the exploration, development and production of crude oil and natural gas resources
•
Publicly traded on the OTC Bulletin Board with a current market capitalization of approximately $75 million
•
Focused operations in Colombia and U.S. Onshore Gulf Coast region
▪
Current production of approximately 245 barrels of oil equivalent per day
▪
Participated in drilling of 25 wells in Colombia and 18 wells in the Gulf Coast to date
•
Significant concessions in Colombia with substantial drilling inventory identified by advanced 3-D seismic interpretation
▪
One million gross acres with more than 60 currently identified drilling locations
▪
Plan to participate in 20 wells in Colombia during 2006

HOUSTON AMERICAN ENERGY
Business Strategy
•
Explore and develop its existing properties through the drillbit
▪
Increase production and cash flow by drilling and completing identified well locations
▪
Quantify value of its asset base through an aggressive testing and drilling program
▪
Explore for and develop additional proved reserves on its 105,418 net acres
•
Acquire additional interest in oil and gas properties through partnerships and joint ventures with experienced operators
▪
Target acquisitions that enhance core areas
▪
Focus on small working interest acquisitions to reduce the cost and risk associated with drilling
•
Capitalize on the expertise, experience and strategic relationships of the management team and board of directors

HOUSTON AMERICAN ENERGY
Investment Considerations
•
Uniquely positioned to capitalize on the improving environment for independent oil and gas companies in Colombia
▪
Colombian government’s terms for foreign investment are improving
▪
Pure-play small cap investment opportunity with exposure to Colombia
•
Participating in successful drilling program led by Hupecol, LLC
▪
Drilled 25 wells in Colombia with a 72% success rate to date, 100% success during 2005
▪
Significant acreage position in the prolific Llanos Basin in Colombia
•
Low cost structure
▪
Non-operator strategy allows for minimal corporate staff
▪
Colombian properties have lower finding and development costs versus U.S. conventional reserves
•
Experienced and incentivized management and board of directors with access to proprietary deal flow
•
Simple capitalization structure

HOUSTON AMERICAN ENERGY
Colombia
Gulf Coast
Operations Overview
•
Colombia
▪
Current net production of 170 boe/d
▪
Proved reserves of 270,621 bbls
▪
104,414 net acres
•
U.S. Gulf Coast
▪
Current net production of 75 boe/d
▪
Proved reserves of 144,575 boe (98% gas)
▪
1,004 net acres

Thousands of barrels per day
1,000
800
600
400
200
0
Production
Net Exports
Consumption
2001
2004
2007

Contractor Take (1 - State Take)
60%
50%
40%
30%
20%
10%
0%
10%
20%
30%
40%
50%
Profitability
40%
50%
60%
70%
80%
90%
100%
State Take
Colombia New Model
Colombia Previous model
United Kingdom
Peru
India
Brazil
Trinidad & To
Thailand
Sudan
China
Angola
Norway
Malaysia
Egypt
Venezuela

HOUSTON AMERICAN ENERGY
•
Colombia is currently a net exporter (approximately 325,000 bbls/d) of crude oil, but the country's reserves and production are declining
•
Currently producing approximately 600,000 barrels of oil equivalent per day with an estimated 1.8 billion barrels of oil equivalent reserves remaining
•
To combat this decline, the Colombian government enacted a number of incentives aimed at attracting foreign investment in 2004:
▪
Sliding scale royalty rates based on field size, with an 8% royalty rate for most fields
▪
Government allows 100% company ownership of production projects
▪
Eliminated government back-in rights on new concessions
▪
Vastly improved security environment - President Uribe on offensive with broad popular support.  Military increased 273,000 to 370,000 personnel in 2 years.  US assistance at US$600 million/year
▪
Progressive Colombia fiscal changes similar to those in UK which spurred renewed interest in the North Sea
•
Colombia has a well developed infrastructure system comprising of over 3,700 miles of crude and product pipelines.  This system is concentrated on transporting crude from the main producing basins (Llanos and Magdalenas)
International E&P Fiscal Regimes
Colombia’s Oil
Production/Consumption
Source: EIA, Herolds
Source: PEPS-UGS and calculations ANH
Overview of Colombia

Caribbean Sea
Lower Magdalena Basin
Cesar Basin
Catatumbo Basin
PANAMA
VENEZUELA
Pacific Ocean
BOGOTA
Llanos Basin
COLOMBIA
Guyana Shield
Putumayo Basin
BRAZIL
ECUADOR
PERU

HOUSTON AMERICAN ENERGY
Colombia
Source: Wood Mackenzie
Other Llanos Basin Operators
•
The Llanos Basin is one of the most active basins in Colombia
•
22 exploration wells were drilled in Colombia during 2004, with the largest field discovery in the Llanos Basin, discovered by the Bengala 2 well (Hupecol well)
Llanos Basin
•
The Llanos Basin covers an area of approximately 125,000 square miles
•
Its primary geologic formations are: the Upper Cretaceous, Paleocene and Eocene
•
There are currently more than 25 operators located in the Llanos Basin

HUSA
12.5%
HUSA
12.5%
HUSA
12.5%
HUSA
12.5%
HUSA
1.6%

HOUSTON AMERICAN ENERGY
•
Operator: Hupecol
•
Hupecol has acquired significant concessions in the Llanos Basin since starting the company in April 2001.  The following are HUSA’s effective working interests based on its indirect ownership interests in Hupecol:
▪
Estimated net EUR to HUSA of identified Colombian prospects >80mmboe
▪
One rig currently running with existing infrastructure in place, one rig currently being mobilized
•
Total net proved reserves of 270,621 Bbls as of January 1, 2006.
•
Current net production of 170 boe/d
Colombia Operations
Colombia Operations
• Cara Cara	1.6% W.I.
• Tambaqui	12.6% W.I.
• Dorotea	12.5% W.I.
• Jagueyes	12.5% W.I.
• Cabiona	12.5% W.I.
• Surimena	12.5% W.I.
• Simon	12.5% W.I.
• Las Garzas	12.5% W.I.

Acreage Assigned Proven Reserves, <1% of total
Acreage Remainin g

HOUSTON AMERICAN ENERGY
•
HUSA’s operations are primarily focused in the Llanos Basin in Colombia, where it has assembled leases for 104,414 net acres in multiple project areas1
•
HUSA’s proved reserve acreage represents less than 1% of its total acreage position in Colombia. 2
•
Hupecol currently has a seismic inventory   covering approximately 90,000 acres, with additional seismic shoots underway on an estimated 80 square miles.
1.
Based on the company’s 12/31/05 10-K.
2.
Based on total acreage of 105,418 as of the 12/31/05 10-K
Colombia Acreage Overview
Proved Reserve
Distribution 2

Colombian	Gross
Project	Acreage
Cara Cara	232,050
Tambaqui	4,403
Dorotea	51,321
Cabiona	86,066
Surimena	69,189
Las Garzas	103,784
Jagueyes	324,695
Simon	166,301
Total	1,037,809

Net Mbbl per year
300
250
200
150
100
50
0
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12
Year 13
Year 14
Year 15

HOUSTON AMERICAN ENERGY
•
Well Cost: $1,250,000 - $2,000,000
•
Reserves Per Well: 1.0 - 2.0 MMboe
•
F&D Cost: $0.63 - $2.00/ boe
•
Reserve Life: 10 - 15 years
•
IRR at $45/bbl, $1,500,000 well cost:
▪
2.0 MMboe, ~700%
▪
1.5 MMboe, ~515%
▪
1.0 MMboe, ~335%
•
Payback: Approximately 2 - 6 months
Typical Well Decline Curve, 1.5 MMboe
Forecasted Well Economics - Colombia

HOUSTON AMERICAN ENERGY
Overview of Hupecol
•
Privately held E&P company with offices in Colombia and Texas
•
Hupecol’s managing partner currently operates approximately 15,700 barrels of oil equivalent per day
•
Operates with an extensive staff of geologists, petroleum engineers, geophysical and accounting professionals
•
One of the more active independents operating in Colombia
•
Hupecol currently produces approximately 9,500 barrels of oil equivalent per day in Colombia
•
Hupecol was recently appointed to the Board of Directors of the Colombian Petroleum Association General Assembly along with Perenco, Petrobras, ExxonMobil, Hocol, and Terpel

HOUSTON AMERICAN ENERGY

Additional Domestic Upside

	Location	Net Acreage	Description	Working Interest	Status
West Turkey Prospect	Hardeman County, TX	91	8,500’ test	10% WI / 7.5% NRI for next three wells	Awaiting a completion rig for testing
South Sibley Prospect	Webster Parish, LA	4,457	10,200’ test	7.5% WI / 8.3% NRI for next three wells	Three wells planned to spud by Q4 2006
Crowley Prospect	Acadia Parish, LA	301	13,200’ test	2.25% / 1.6875% NRI	One developmental well to the Hayes Sand expected spud Q3 2006
Green Jacket Prospect	Iberville Parish, LA	301	13,200’ test	Option for 6% WI / 4.2% NRI subject to 20% back-in APO	Estimated spud in Q3 2006
•
Proven record of successfully developing U.S. assets with a positive return on investment
•
14 producing wells with approximately 450 mcfe/d net production per day
•
Domestic well revenue currently exceeds G&A expense for the Company
Domestic Operations

HOUSTON AMERICAN ENERGY
Currently Planned Drilling/Capex Schedule
1.
Assumes 100% success on wells drilled in 2006.

Colombia	Q1’06	Q2’06	Q3’06	Q4’06	Gross Wells	Net Capex ($000)	Estimated Net Reserves (Mboe)[1]
Caracara	-	3	6	5	14	$350	520
Cabiona	-	4	1	-	5	$938	1,250
Simon	-	-	-	1	1	$250	250
3-D Seismic	NA	NA	NA	NA	NA	$800	NA
Colombia Total	0	7	7	6	20	$2,338	2,020
U.S. Gulf Coast	Q1’06	Q2’06	Q3’06	Q4’06	Gross Wells	Net Capex ($000)	Estimated Net Reserves (Mboe)[1]
Crowley	-	-	1	-	1	$800	6
Green Jacket	-	-	1	-	1	$100	80
South Sibley	-	1	1	1	3	$115	100
West Turkey	1	-	-	-	1	$50	50
U.S. Gulf Coast Total	1	1	3	1	6	$1,065	236
Grand Total	1	8	10	7	26	$3,403	2,256 Mboe

HOUSTON AMERICAN ENERGY

	Current Ownership	
	Shares Held	**Ownership**
Primary Share Ownership		
John F. Terwilliger	8,574.5	38.3%
Orrie Lee Tawes	3,287.0	14.7%
Edwin Broun III	810.0	3.6%
Stephen Hartzell	56.0	0.3%
	12,727.5	**56.9%**
Benchmark Capital Advisors	290.6	1.3%
Other Shareholders	6,952.5	31.1%
Total Basic Shares Outstanding	**19,970.6**	**89.3%**
Convertible Notes	2,125.0	9.5%
Options and Warrants	280.3	1.3%
Total Fully Distributed Shares Outstanding	**22,375.8**	**100.0%**

Current Ownership

HOUSTON AMERICAN ENERGY
Investment Considerations
•
Uniquely positioned to capitalize on the improving environment for independent oil and gas companies in Colombia
▪
Colombian government’s terms for foreign investment are improving
▪
Pure-play small cap investment opportunity with exposure to Colombia
•
Participating in successful drilling program led by Hupecol, LLC
▪
Drilled 25 wells in Colombia with a 72% success rate to date, 100% success during 2005
▪
Significant acreage position in the prolific Llanos Basin in Colombia
•
Low cost structure
▪
Non-operator strategy allows for minimal corporate staff
▪
Colombian properties have lower finding and development costs versus U.S. conventional reserves
•
Experienced and incentivized management and board of directors with access to proprietary deal flow
•
Simple capitalization structure

250,000
200,000
150,000
100,000
50,000
0
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Jan-02
May-02
Sep-02
Jan-03
May-03
Sep-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
Jan 2002: Stock listed OTC BB
Dec 2002: Acquires w.i. in Llanos Basin, Colombia
Jan 2003: Acquires w.i. in Tambaqui concession
July 2003: Private Placement Offering of $490,000
Dec 2003: Private Placement Offering of $580,000
Dec 2004: Acquires w.i. in 2 new Llanos basin concessions
May 2005: Private Placement Offering of $2,125,000
Aug 2005: Acquires Sugarland Prospect
Sept 2005: Acquires Oberhaus, West Fargo Prospects
Jan 2006: Acquires Allar #2

HOUSTON AMERICAN ENERGY
Trading Averages
			Average	Total
	Period	Average	Daily	Volume	Daily Closing Price
Period	Start Date	Close	Volume	Traded	High	Low
Last Month	3/6/2006	$3.53	16,025	288,443	$3.85	$3.20
Last 60 Days	2/6/2006	$3.42	11,805	413,161	$3.85	$3.20
Last 90 Days	1/6/2006	$3.34	23,107	1,270,911	$3.85	$2.95
Last 120 Days	12/7/2005	$3.24	19,570	1,546,046	$3.85	$2.95
Last 365 days	3/6/2005	$2.36	32,343	7,762,439	$3.85	$0.76
Stock Price Performance

HOUSTON AMERICAN ENERGY CORP.
www.houstonamericanenergy.com